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                                                                   EXHIBIT 10.40



                                                7503 Standish Place
                                                Rockville, Maryland 20855
                                                4,169 square feet      618811-01


                               AGREEMENT OF LEASE

        THIS AGREEMENT OF LEASE (hereinafter referred to as "this Lease"), made this 14th day of December, 1993, by and between ROCKVILLE OFFICE/INDUSTRIAL ASSOCIATES, a limited partnership organized and existing under the law of Texas having an address at c/o Trammell Crow Company, 3500 Trammell Crow Center, 2001 Ross Avenue, Dallas, TX 75201-2997 (hereafter referred to as "the Landlord"), and COMTEQ FEDERAL, INC., a corporation organized and existing under the law of Maryland having an address at 7503 Standish Place, Rockville, Maryland (hereinafter referred to as "the Tenant").

        WITNESSETH, THAT FOR AND IN CONSIDERATION of the mutual entry into this Lease by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord all of that real property, situate and lying in Montgomery County, Maryland, which consists of the space (containing approximately 4,169 square feet of floor area) shown outlined in red on a plat attached hereto as Exhibit A (hereinafter referred to as "the Premises") and located in a building (hereinafter referred to as "the Building") at 7503 Standish Place in Rockville, Maryland, on a tract of land designated as "Parcel D" on a plat entitled Gude North, in the Rockville (4th) District of Montgomery County and recorded among the Land Records of the said County in Plat Book 118 at Plat 13906 (the Premises, the remainder of the Building, such tract of land, the three (3) other office buildings thereon, and any other buildings or improvements thereon being hereinafter referred to collectively as "the Property").

        SUBJECT TO THE OPERATION AND EFFECT of any and all instruments and matters of record or in fact,

        UPON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:
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Section 1.     TERM.

        1.1    Length. This lease shall be for a term (hereinafter referred to
               ------
as "the Term") (a) commencing on December 20, 1993 day after the date on which the Landlord substantially completes the improvements to be made to the Premises under the provisions of Section 5 and tenders possession thereof to the Tenant (hereinafter referred to as "the Commencement Date", except that if the date of such commencement is hereafter advanced or postponed pursuant to any provision of this Lease, or by written agreement of the parties hereto, the date to which it is advanced or postponed thereafter be "the Commencement Date" for all purposes of the provisions of this Lease), and (b) terminating at 12:01 A.M., local time, on the third (3/rd/th) anniversary of the first (1st) day of the first (1st) full calendar month during the Term (hereinafter referred to as "the Termination Date", except that if the date of such termination is hereafter advanced or postponed pursuant to any provision of this Lease, or by written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the Termination Date for all purposes of the provisions of this Lease as applicable thereafter).

        1.2    Confirmation of Commencement and Termination. The Tenant shall,
               --------------------------------------------
within thirty (30) days after, respectively, (a) the commencement of the Term, and (b) the expiration of the Term or any earlier termination of this Lease by action of law or in any other manner, confirm in writing that, respectively, such commencement or such termination has occurred, setting forth therein the Commencement Date and the Termination Date.

        1.3    Surrender. The Tenant shall at its expense, at the expiration of
               ---------
the Term or any earlier termination of this Lease, (a) promptly surrender to the Landlord possession of the Premises (including any fixtures or other improvements which, under the provisions of Section 5, are owned by the Landlord) in good order and repair (ordinary wear and tear accepted) and broom clean, (b) remove therefrom the Tenant's signs, goods and effects and any machinery, trade fixtures and equipment used in conducting the Tenant's trade or business and not owned by the Landlord, and (c) repair any damage to the Premises or the Building caused by such removal.

        1.4    Holding Over.
               ------------

               1.4.1. If the Tenant continues to occupy the Premises after the expiration of the Term or any earlier termination of this Lease after obtaining the Landlord's express, written consent thereto.

                      (a) such occupancy shall (unless the parties hereto otherwise agree in writing) be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing, by at least thirty (30) days before the end of any calendar month, that the notifying party elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate.

                      (b) anything contained in the foregoing provisions of this Section to the contrary notwithstanding, the rental payable for each such monthly period shall equal one-twelfth (1/12) of the Base Rent and the Additional Rent payable under the provisions of subsection 2.2 (calculated in accordance with such provisions of subsection 2.2 as if this Lease had been renewed for a period of twelve (12) full calendar months after such expiration or earlier termination of the Term or such renewal); and

                      (c) such month-to-month tenancy shall be upon the same terms and subject to the same conditions as those set forth in the provisions of this Lease; provided, that if the Landlord gives the Tenant, by at least thirty
(30) days before the end of any calendar month during such month-to-month tenancy, written notice that such terms and conditions (including any thereof relating to the amount or payment of Rent) shall, after such month, be modified in any manner specified in such notice, then such tenancy shall, after such month, be upon the said terms and subject to the said conditions, as so modified.

               1.4.2. If the Tenant continues to occupy the Premises after the expiration of the Term or any earlier termination of this Lease without obtaining the Landlord's express, written consent thereto, such occupancy shall be on the same terms and subject to the same conditions as those set forth in the provisions of paragraph 1.4.1, except that, anything contained in the provisions of this Lease to the contrary notwithstanding, (a) the rental payable during the period
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of such occupancy shall equal one hundred twenty percent (120%) of the rental which would be payable during such period under the provisions of subparagraph 1.4.1.(b), had the Tenant obtained the Landlord's express, written consent to such occupancy, as aforesaid, and (b) nothing in the provisions of paragraph
1.4.1 or any other provision of this Lease shall be deemed in any way to alter or impair the Landlord's right immediately to evict the Tenant or exercise its other rights and remedies under the provisions of this Lease or applicable law on account of the Tenant's occupancy of the Premises without having obtained such consent.

Section 2.     RENT.

        2.1    Amount. As rent for the Premises (all of which is hereinafter
               ------
referred to collectively as "Rent"), the Tenant shall pay to the Landlord all of the following:

               2.1.1. Base Rent. An annual rent (thereinafter referred to as "the Base Rent") comprised of the aggregate of the following components:

                      (a) Net Component. A net component (hereinafter referred to as "the Net Component") which

                          (i)  for the first Lease Year during the Term, is in
the sum of Thirty- Five Thousand Eight Hundred Fifty-Three and 40/100 Dollars ($35,853.40) plus (if the Term commences on a day other than the first (1st) day of a calendar month) one three-hundred sixty-fifth (1/365) of the Net Component for each day of such calendar month falling within the Term; and

                          (ii) for each Lease Year thereafter during the Term,
is in a sum equaling the greater of (A) the Net Component for the immediately preceding Lease Year, or (B) the product obtained by multiplying (1) the said sum of Thirty-Five Thousand Eight Hundred Fifty-Three and 40/100 Dollars ( $35,853.40 ) by (2) a fraction, the numerator of which is the sum of (a) the Initial Consumer Price Index plus (b) 0 % of any excess of the Current Consumer Price Index over the Initial Consumer Price Index, and the denominator of which is the Initial Consumer Price Index. As used herein (a) the term "Consumer Price Index" means the Consumer Price Index for Urban Wage Earners and Clerical Workers Revised (1967 = 100), Washington, D.C., Index, published by the Bureau of Labor Statistics of the United States Department of Labor, (b) the term "Initial Consumer Price Index" means the Consumer Price Index so published for the calendar month containing the Commencement Date, and (c) the term "Current Consumer Price Index" means the Consumer Price Index so published for the calendar month immediately preceding that during which the said Lease Year commences (in each case, if the Consumer Price Index is not so published for such calendar month, then the Consumer Price Index for the most recent calendar month or other period for which it is so published) (provided, that if the Consumer Price Index hereafter uses a different standard reference base or is otherwise revised, an adjustment shall be made therein for purposes of the provisions of this Lease, using such conversion factor, formula or table for making such adjustment as is published by such Bureau, or if such Bureau does not publish the same, then as is published by Prentice-Hall, Inc., the Bureau of National Affairs, Commerce Clearing House or any other nationally recognized publisher of similar statistical information, as selected by the Landlord); and

                      (b) Costs Component. An initial operating costs component (hereinafter referred to as "the Costs Component") which, for each Lease Year during the Term, is in the sum of Twenty-Two Thousand Nine Hundred Twenty-Nine and 50/100 Dollars ($ 22,929.50 ) plus (if the Term commences on a day other than the first (1st) day of a calendar month) for the initial Lease Year, one three-hundred sixty-fifth (1/365) of the Costs Component for each day of such calendar month falling within the Term (but without impairing the Tenant's liability for any Additional Rent accruing under the provisions of subsection 2.2).

               2.1.2. Additional Rent. additional rent (hereinafter referred to as "Additional Rent") in the amount of any payment referred to as such in any provision of this Lease which accrues while this Lease is in effect.

               2.1.3. Lease Year. As used in the provisions of this Lease, the term "Lease Year" means (a) the period commencing on the Commencement Date and terminating on the
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first (1st) anniversary of the last day of the calendar month containing the
Commencement Date, and (b) each successive period of twelve (12) calendar months thereafter during the Term.

        2.2    Annual Operating Costs.
               ----------------------

               2.2.1. Definitions.  As used herein.

                      (a) the term "Annual Operating Costs" means the actual costs incurred by the Landlord in operating and maintaining the Property during each calendar year of the Term. Such costs shall include, by way of example rather than of limitation, (i) real property front-foot benefit, metropolitan district and other similar taxes or public or private assessments (whether regular or special) levied against any or all of the property; (ii) charges or fees for, and taxes on, the furnishing of water, sewer service, gas, fuel, electricity or other utility services to the Property; (iii) costs of providing elevator, janitorial and trash removal service, and of maintaining grounds, common areas and mechanical systems of buildings; (iv) all other costs of maintaining, repairing or replacing any or all of the Building of the rest of the Property; (v) charges or fees for any necessary governmental permits; (vi) management fees, overhead and expenses; (vii) premiums for hazard, liability, workmens' compensation or similar insurance upon any or all of the Property;
(viii) costs arising under service contracts with independent contractors; (ix) costs of any services not provided by the Landlord to the Property on the date hereof but hereafter provided by the Landlord in its prudent management of the Property; and (x) the cost of any other items which, under generally accepted accounting principles consistently applied from year to year with respect to the Property, constitute operating or maintenance costs attributable to any or all of the Property. Such costs shall not include (i) the expense of principal and interest payments made by the Landlord pursuant to the provisions of any mortgage or deed of trust covering the Property; (ii) any deduction for depreciation of the Property taken on the Landlord's income tax returns; or
(iii) the cost of capital improvements made to the Property.

                      (b) The term "Tenant's Operating Costs Percentage" (i) means the percentage assigned to the Premises for purposes of allocating the Annual Operating Costs to the Premises (and the rest of the net rentable spaces within the Property) in accordance with the provisions of this subsection, (ii) represents the approximate and (for purposes of the provisions of this Lease) hereby agreed upon proportion which the floor area of the Premises bears to the aggregate net rentable space with in the Property, and (iii) shall be two point five (2.5 %).

               2.2.2. Portion covered by Costs Component. The Costs Component of the Base Rent represents the Landlord's estimate on the date hereof of the cost to the Landlord per calendar year of providing to or for the benefit of the Premises all of the services or other items, the costs of which are included in the Annual Operating Costs, excluding any of such services or other items to be provided at the Tenant's direct expense under the provisions of Section 6.

               2.2.3. Computation. After the end of each calendar year during the Term, the Landlord shall compute the total of the Annual Operating Costs incurred for all of the Property during such calendar year, and shall allocate them to the net rentable space within the Property in proportion to the respective Operating Costs Percentages assigned to such spaces; provided, that anything contained in the foregoing provisions of this subsection 2.2 to the contrary notwithstanding, wherever the Tent and/or any other tenant of space within the Property has agreed in its lease or otherwise to provide any item of such services partially or entirely at its own expense, or wherever in the Landlord's judgment any such significant item of expense is not incurred with respect to or for the benefit of all of the net rentable space within the Property, in allocating the Annual Operating Costs pursuant to the foregoing provisions of this subsection the Landlord shall make an appropriate adjustment, using generally accepted accounting principles, as aforesaid, so as to avoid allocating to the Tenant or to such other tenant (as the case may be) those Annual Operating Costs covering such services already being provided by the Tenant or by such other tenant at its own expense, or to avoid allocating to all of the net rentable space within the Property those Annual Operating Costs incurred only with respect to a portion thereof, as aforesaid.

               2.2.4. Payments as Additional Rent. The Tenant shall, within thirty (30) days after demand therefor by the Landlord (with respect to each calendar year during the Term), accompanied by a statement setting forth in reasonable detail the Annual Operating Costs for such calendar year, pay to the Landlord as Additional Rent the amount by which (a) the Tenant's

Operating Costs Percentage of the Annual Operating Costs for such calendar year (as derived and allocated under the provisions of paragraph 2.2.3) exceeds (b) the amount of the Costs Component of the Base Rent.

               2.2.5. Proration. If only part of any calendar year falls within the Term, the amount computed as Additional Rent for such calendar year under the foregoing provisions of this subsection shall be prorated in proportion to the portion of such calendar year falling within the Term (but the expiration of the Term before the end of a calendar year shall not impair the Tenant's obligation hereunder to pay such prorated portion of such Additional Rent for that portion of such calendar year falling within the Term, which shall be paid on demand, as aforesaid).

               2.2.6. Landlord's Right to Estimate. Anything contained in the foregoing provisions of this subsection to the contrary notwithstanding, the Landlord may, at its discretion, (a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due under such provisions for any calendar year, (b) require the Tenant to pay to the Landlord for each calendar month during such year one twelfth (1/12) of such Additional Rent, at the time and in the manner that the Tenant is required hereunder to pay the monthly installment of the Base Rent for such month, and (c) at the Landlord's reasonable discretion, increase or decrease from time to time during such calendar year the amount initially so estimated for such calendar year, all by giving the Tenant written notice thereof, accompanied by a schedule setting forth in reasonable detail the expenses comprising the Annual Operating Costs, as so estimated. In such event, the Landlord shall cause the actual amount of such Additional Rent to be computed and certified to the Tenant within 120 days after the end of such calendar year, and the Tenant or the Landlord, as the case may be, shall promptly thereafter pay to the other the amount of any deficiency or overpayment therein, as the case may be.

        2.3    When Due and Payable.
               --------------------

               2.3.1. The Base Rent for any Lease Year shall be due and payable in twelve (12) consecutive, equal monthly installments, in advance, on the first
(1st) day of each calendar month during such Lease Year; provided, that the installment of the Base Rent payable for the first full calendar month of the Term (and, if the Term commences on a day other than the first (1st) day of a calendar month, that portion of the Base Rent which is payable for such month) shall be due and payable on the Commencement Date.

               2.3.2. Any Additional Rent accruing to the Landlord under any provision of this Lease shall, except as is otherwise set forth herein, be due and payable when the installment of the Base Rent next falling due after such Additional Rent accrues becomes due and payable, unless the Landlord makes written demand upon the Tenant for payment thereof at any earlier time, in which event such Additional Rent shall be due and payable at such time.

               2.3.3. Each such payment shall be made promptly when due, without any deduction or setoff whatsoever, and without demand, failing which the Tenant shall pay to the Landlord as Additional Rent, for each day on which such payment is due but unpaid, a late charge equaling 1/365th of twenty percent (20%) of such payment.

        2.4    Where Payable. The Tenant shall pay the Rent, in lawful currency
               -------------
of the United States of America, to the Landlord by delivering or mailing it (postage prepaid) to the Landlord's address which is set forth hereinabove, or to such other address or in such other manner as the Landlord from time to time specifies by written notice to the Tenant. Any payment made by the Tenant to the Landlord on account of Rent may be credited by the Landlord to the payment of any Rent then past due before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that the Landlord's acceptance of such payment (whether or not with or accompanied by an endorsement or statement that such lesser amount or the Landlord's acceptance thereof constitutes payment in full of the amount of Rent then due) shall not alter or impair the Landlord's rights hereunder to be paid all of such amount then due, or in any other respect.

        2.5.   Tax on Lease. If federal, state or local law now or hereafter
               ------------
imposes any tax, assessment, levy or other charge (other than any income, inheritance or estate tax) directly or indirectly upon (a) the Landlord with respect to this Lease or the value thereof, (b) the Tenant's use or occupancy of the Premises, (c) the Base Rent, Additional Rent or any other sum payable under this Lease, or (d) this transaction, then (except if and to the extent that such tax, assessment, levy or other charge is included in the Annual Operating Costs) the Tenant shall pay the amount thereof as Additional Rent to the Landlord upon demand, unless the Tenant is prohibited by law from doing so, in which event the Landlord may, at its election, terminate this Lease by giving written notice thereof to the Tenant.

        2.6.   Security Deposit.
               ----------------

               2.6.1. Simultaneously with the entry into this Lease by the parties hereto, the Tenant shall deposit with the Landlord the sum of Four Thousand eight Hundred Ninety-Nine and 00/100 Dollars ($4,899.00), which shall be retained by the Landlord as security for the Tenant's payment of the Rent and performance of all of its other obligations under the provisions of this Lease.

               2.6.2. On the occurrence of an Event of Default, the Landlord shall be entitled, at its sole discretion,

                      (a) to apply any or all of such sum in payment of (i) any Rent then due and unpaid, (ii) any expense incurred by the Landlord in curing any such default, and/or (iii) any damages incurred by the Landlord by reason of such default (including, by way of example rather than of limitation, that of reasonable attorneys' fees); and/or

                      (b) to retain any or all of such sum in liquidation of any or all damages suffered by the Landlord by reason of such default.

               2.6.3. On the termination of this Lease, any of such sum which is not so applied or retained shall be returned to the Tenant within 30 days of the Termination date.

               2.6.4. Such sum shall not bear interest while being held by the Landlord hereunder.

               2.6.5. No Mortgagee (as that term is defined by the provisions of Section 12) or purchaser of any or all of the Property at any foreclosure proceeding brought under the provisions of any Mortgage (as that term is defined by the provisions of Section 12) shall (regardless of whether the Lease is at the time in question subordinate to the lien of any Mortgage under the provisions of Section 12 or otherwise) be liable to the Tenant or any other person for any or all of such sum (or any other or additional security deposit or other payment made by the Tenant under the provisions of this Lease), unless both (a) the Landlord has actually delivered it in cash to such Mortgagee or purchaser, as the case may be, and (b) it has been specifically identified, and accepted by the Lender or such purchaser, as the case may be, as such and for such purpose.

Section 3.     USE OF PREMISES.

        3.1 The Tenant shall continuously throughout the Term, occupy and use the Premises for and only for general office purposes.

        3.2. In its use of the Premises and the remainder of the Property, the Tenant shall not violate any applicable law, ordinance or regulation.

        3.3    License.
               -------

               3.3.1. The Landlord hereby grants to the Tenant a non-exclusive license to use (and to permit its officers, directors, agents, employees and invitees to use in the course of conducting business at the Premises).

                      (a) any and all elevators, common stairways, lobbies, common hallways and other portions of the Building which, by their nature, are manifestly designed and intended for common use by the occupants of the Building for pedestrian ingress and egress to and from the Premises and for any other such manifest purposes; and

                      (b) any and all portions of the said tract of land on which the Building is located (excluding that portion thereof which is improved by any other building) which, by their nature, are manifestly designed and intended for common use by the occupants of the Building and of any other improvements on such tract, for pedestrian ingress and egress to and from the Premises and for any other such manifest purposes; and

                      (c) any and all portions of such tract of land as from time to time are designated (by striping or otherwise) by the Landlord for such purpose, for the parking of automobiles.

               3.3.2. Such license shall be exercised in common with the exercise thereof by the Landlord, any tenant or owner of the Building or any other building located on such tract, and their respective officers, directors, agents, employees and invitees, and in accordance with the Rules and Regulations promulgated from time to time pursuant to the provisions of Section 11.

        3.4.   Signs. The Tenant shall have the right to erect from time to time
               -----
within the Premises such signs as it desires in accordance with applicable law, except that the Tenant shall not erect any sign within the Premises in any place where such sign is visible primarily from the exterior of the Premises, unless the Landlord has given its express written consent thereto.

        3.5.   Relocation of Tenant. The Landlord shall have the right one time
               --------------------
during the Term, at the Landlord's expense, to relocate the Premises from their present location within the Building to another location with the Building having at least the same floor area as that of the Premises as shown on Exhibit A, provided that the Landlord gives the Tenant written notice of the Landlord's intention to do so at least thirty (30) days before undertaking such relocation. The Landlord shall, in such event, at the Landlord's expense, install within the Premises as so relocated improvements of the same quality and quantity as those theretofore made by the Tenant or the Landlord to the Premises before such relocation, and on the completion of such installation shall cause the Tenant's machinery, furniture, fixtures and equipment within the Premises to be moved to the Premises as so relocated. Upon the completion of such relocation, this Lease shall automatically thereafter cover the space to which the Premises have been relocated, as aforesaid, all on the same terms and subject to the same conditions as those set forth I the provisions of this Lease as in effect immediately before each relocation, and all without the necessity of further action by either party hereto; provided, that each party hereto shall promptly upon its receipt of a written request therefor from the other, enter into such amendment of this Lease as the requesting party considers reasonably necessary to confirm such relocation.

Section 4.     INSURANCE AND INDEMNIFICATION.

        4.1.   Increase in Risk.  The Tenant
               ----------------

               4.1.1. shall not do or permit to be done any act or thing as a result of which either (a) any policy of insurance of any kind covering (I) any or all of the Property or (ii) any liability of the Landlord in connection therewith may become void or suspended, or (b) the insurance risk under any such policy would (in the opinion of the insurer thereunder) be made greater, and

               4.1.2. shall pay as Additional Rent the amount of any increase in any premium for such insurance resulting from any breach of such covenant.

        4.2.   Insurance to be maintained by Tenant.
               ------------------------------------

               4.2.1. The Tenant shall maintain at its expense, throughout the Term, insurance against loss or liability in connection with bodily injury, death, property damage or destruction, occurring within the Premises or arising out of the use thereof by the Tenant or its agents, employees, officers or invitees, visitors and guests, under one or ore policies of general public liability insurance having such limits as to each as are reasonably required by the Landlord from time to time, but in any event of not less than (a) One Million, Five Hundred Thousand Dollars

($1,500,000.00) for bodily injury to or death of all persons in any one occurrence, and (c) Five Hundred Thousand Dollars ($500,000.00) for property damage or destruction during any one occurrence. Each such policy shall (a) name as the insureds thereunder the Landlord and the Tenant (and, at the Landlord's request, any Mortgagee), (b) by its terms, not be cancellable without at least thirty (30) days prior written notice to the Landlord (and, at the Landlord's request, any such Mortgagee), and (c) be issued by an insurer of recognized responsibility licensed to issue such policy in Maryland.

               4.2.2. (a) At least five (5) days before the Commencement Date, the Tenant shall deliver to the Landlord an original or a signed duplicate copy of each such policy, and (b) at least thirty (30) days before any such policy expires, the Tenant shall deliver to the Landlord an original or a signed duplicate copy of a replacement policy (herefor; provided, that so long as such insurance is otherwise in accordance with the provisions of this Section, the Tenant may carry any such insurance under a blanket policy covering the Premises for the risks and in the minimum amounts specified in paragraph 4.2.1, in which event the Tenant shall deliver to the Landlord two (2) insurer's certificates therefor in lieu of an original or a copy thereof, as aforesaid.

        4.3.   Insurance to be maintained by Landlord. The Landlord shall
               --------------------------------------
maintain through the Term all-risk or fire and extended coverage insurance upon the Building, in at least such amounts and having at least such forms of coverage as are required form time to time by the Landlord's lender. The cost of the premiums for such insurance and of each endorsement thereto shall be deemed, for purposes of the provisions of Section 2, to be a cost of operating and maintaining the Property.

        4.4.   Waiver of Subrogation. If either party hereto is paid any
               ---------------------
proceeds under any policy of insurance noting such party as an insured, on account of any loss, damage or liability, then such party hereby releases the other party hereto, to and only to the extent of the amount of such proceeds, from any and all liability for such loss, damage or liability, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party, its agents or employees; provided, that such release shall be effective only as to a loss, damage or liability occurring while the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy.

        4.5.   Liability of Parties.  Except if and to the extent that such
               --------------------
party is released from liability to the other party hereto pursuant to the provisions of subsection 4.4.

               4.5.1. the Landlord (a) shall be responsible for, and shall indemnify and hold harmless the Tenant against and from any and all liability arising out of, any injury to or death of any person or damage to any property, occurring anywhere upon the Property, if, only if and to the extent that such injury, death or damage is proximately caused by the negligent or intentionally tortious act or omission of the Landlord or its agents, officers or employees, but (b) shall not be responsible for or be obligated to indemnify or hold harmless the Tenant against or from any liability for any such injury, death or damage occurring anywhere upon the Property (including the Premises), (i) by reason for the Tenant's occupancy or use of the Premises or any other portion of the Property, or (ii) because of fire, windstorm, act of God or other cause unless proximately caused by such negligent or intentionally tortious act or omission of the Landlord, as aforesaid; and

               4.5.2. subject to the operation and effect of the foregoing provisions of this subsection, the Tenant shall be responsible for, and shall defend, indemnify and hold harmless the Landlord against and from, any and all liability or claim of liability arising out of any injury to or death of any person or damage to any property, occurring within the Premises.

Section 5.     IMPROVEMENTS TO PREMISES.

        5.1.   By Landlord
               -----------

               5.1.1. The Landlord shall make the improvements to the Premises which are set forth in the plans and specifications attached hereto as Exhibit B.

               5.1.2. See Addendum Paragraph 4.

               5.1.3. The Landlord shall use its best efforts to complete such improvements by the date on which the Tenant is entitled to occupy the Premises pursuant to this Lease, but shall have no liability to the Tenant hereunder if prevented from doing so by reason of any (a) strike, lock-out or other labor troubles, (b) governmental restrictions or limitations, (c) failure or shortage of electrical power, gas, water, fuel oil, or other utility or service, (d) riot, war, insurrection or other national or local emergency, (e) accident, flood, fire or other casualty, (f) adverse weather condition, (g) other act of God, (h) inability to obtain a building permit or a certificate of occupancy, or
(i) other cause similar or dissimilar to any of the foregoing and beyond the Landlord's reasonable control. In such event, (a) the Commencement Date shall be postponed for a period equalling the length of such delay, (b) the Termination Date shall be determined pursuant to the provisions of subsection 1.1 by reference to the Commencement Date as so postponed, and (c) the Tenant shall accept possession of the Premises within ten (10) days after such completion); provided, that anything contained in the provisions of this Lease to the contrary notwithstanding, if the Landlord does not substantially complete such improvements, obtain a use and occupancy permit therefor, and tender possession thereof to the Tenant, all by March 1,1994 . the Tenant shall be entitled at any time thereafter, and so long as such events have not occurred, to terminate this Lease by giving written notice thereof to the Landlord; and further provided that if the Term has not commenced by April 1, 1994, this Lease shall thereupon automatically terminate. If this Lease is terminated pursuant to the foregoing provisions of this paragraph, neither party automatically terminate. If this Lease is terminated pursuant to the foregoing provisions of this paragraph, neither party hereto shall have any liability hereunder to the other on account thereof (except that the Landlord shall promptly return to the Tenant any money paid by the Tenant to the Landlord pursuant to the provisions of subsections 2.4 or 2.6).

        5.2.   Acceptance of Possession. Except for (a) latent defects or
               ------------------------
incomplete work which would not reasonably have been revealed by an inspection of the Premises made for the purpose of discovering the same when the Landlord delivers possession of the Premises to the Tenant, and (b) any other item of incomplete work set forth on a "punch list" prepared by the Tenant and approved in writing by the Landlord before such delivery of possession, by its assumption of possession of the Premises the Tenant shall for all purposes of the provisions of this Lease be deemed to have accepted them and to have acknowledged them to be in the condition called for hereunder.

        5.3.   By Tenant. The Tenant shall not make any alteration, addition or
               ---------
improvement to the premises without first obtaining the Landlord's written consent thereto. If the Landlord consents to any such proposed alteration, addition or improvement, it shall be made at the Tenant's sole expense (and the Tenant shall hold the Landlord harmless from any cost incurred on account thereof), and at such time and in such manner as not unreasonably to interfere with the use and enjoyment of the remainder of the Property by any tenant thereof or other person.

        5.4.   Mechanics' Liens. The Tenant shall (a) immediately after it is
               ----------------
filed or claimed, bond or have released any mechanics', materialman's or other lien filed or claimed against any or all of the Premises, the Property, or any other property owned or leased by the Landlord, by reason of labor or materials provided for the Tenant or any of its contractors or subcontractors (other than labor or materials provided by the Landlord pursuant to the provisions of subsection 5.1), or otherwise arising out of the Tenant's use or occupancy of the Premises or any other portion of the Property, and (b) defend, indemnify and hold harmless the Landlord against and from any and all liability, claim of liability or expense (including, by way of example rather than of limitation, that of reasonable attorneys' fees) incurred by the Landlord on account of any such lien or claim.

        5.5.   Fixtures. Any and all improvements, repairs, alterations and all
               --------
other property attached to used in connection with or otherwise installed within the Premises by the Landlord of the Tenant shall, immediately on the completion of their installation, became the Landlord's property without payment therefor by the Landlord, except that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises or any of the remainder of the Building or the Property generally) shall remain the Tenant's property.

Section 6.     MAINTENANCE AND SERVICES.

        6.1.   Ordinary Services.
               -----------------

               6.1.1. The Landlord shall provide the following services to or for the benefit of the Premises: (a) heating and air-conditioning (during those respective seasons of the year in which they are necessary) for the comfortable use and occupancy of the Premises, electricity and water suitable for the use of the Premises in accordance with the provisions of Section 3, and automatic elevator service within the Building, all between 8 o'clock A.M. and 6 o'clock PM, Monday through Friday (except for legal holidays), of each week during the Term; and

                      (b) janitorial service and trash removal service after 5 o'clock PM, Monday through Friday (except for legal holidays) of each week during the Term.

               6.1.2. Such services shall be furnished at the Landlord's expense (subject to the operation and effect of the provisions of subsection 2.2).

        6.2.   Extraordinary Services.
               ----------------------

               6.2.1. The Landlord shall not be obligated to provide to or for the benefit of the Premises any of the services referred to in the provisions of subsection 6.1 other than during the hours referred to therein. If the Landlord elects in its sole discretion to provide such services other than during such hours, and if the Tenant utilizes any of them, the Tenant shall pay to the Landlord as Additional Rent the amount from time to time charged by the Landlord therefor, as set forth on the written schedule of such charges most recently provided by the Landlord to the Tenant.

               6.2.2. The Tenant shall not, without first obtaining the Landlord's written consent thereto, install within the Premises any electrical machinery, appliances or equipment (including, by way of example rather than of limitation, any electrical heating, cooking, water-heating or refrigeration equipment, kitchen equipment, photocopying equipment, electronic data processing machinery, reproduction equipment or punch-card machinery) which either (a) uses electrical current in excess of 10 amperes at 110 volts or (b) in any way increases the amount of electricity consumed upon the Premises beyond those wattages specified herein below, and shall pay periodically as Additional Rent the additional expense incurred by the Landlord as a result thereof, including that resulting from any installation of such equipment. Without limiting the generality of the foregoing provisions of this paragraph, the Landlord shall have the right from time to time, using established calculation methods and/or one or more temporary or permanent sub-meters or other devices to measure the consumption of electricity upon the Premises. The cost of such calculations and/or measuring shall be borne by the Landlord unless such measuring indicates that the electricity being consumed upon the Premises exceeds (a) for lighting, two (2) watts per square foot of floor area within the Premises, or (b) for other electrical consumption, one (1) watt per square foot of floor area within the Premises, in which event the Tenant shall reimburse the Landlord for the cost of such calculations and/or measuring, and shall in addition pay to the Landlord monthly, as Additional Rent, the cost incurred by the Landlord thereafter in furnishing such additional electricity to the Premises, which cost shall be estimated on a monthly basis by the Landlord using its reasonable discretion, and shall be adjusted at the end of each calendar year to reflect the actual cost of such excess electricity incurred by the Landlord during such calendar year.

        6.3.   Interruption. The Landlord shall have no liability to the Tenant
               ------------
on account of any failure, modification or interruption of any such service which either (a) arises out of any of the causes enumerated in the provisions of subsection 5.1, or (b) is required by applicable law

(including, by way of example rather than of limitation, any federal law or regulation relating to the furnishing or consumption of energy or the temperature of buildings).

        6.4.   Maintenance by Tenant.  The Tenant shall  maintain the
               ---------------------
nonstructural parts of the interior of the Premises in good repair and condition, ordinary wear and tear accepted.

        6.5.   Maintenance by Landlord. The Landlord shall furnish, supply and
               -----------------------
maintain in good order and repair (a) the roof, structure and remainder of the exterior of the Building, (b) any and all hallways, stairways, lobbies, elevators, heating and air-conditioning facilities, electrical, sanitary sewer and water lines and facilities, restroom facilities, grounds, sidewalks and parking areas (including the removal of snow from such sidewalks and parking areas), and other common areas, all if located within the Building or the rest of the Property but not within the Premises except for restroom and kitchen facilities excluding Tenant provided kitchen appliances, all at the Landlord's expense except as is set forth in the provisions of Section 2 or any other provision of this Lease.

Section 7.     LANDLORD'S RIGHT OF ENTRY.

        The Landlord and its agents shall be entitled to enter the Premises at any reasonable time (a) to inspect the Premises, (b) to exhibit the Premises to any existing or prospective purchaser, Tenant or Mortgagee thereof, (c) to make any alteration, improvement or repair to the Building or the Premises, or (d) for any other purpose relating to the operation of maintenance of the Property; provided, that the Landlord shall (a) unless doing so is impractical or unreasonable because of emergency) give the Tenant at least twenty-four (24) hours prior notice of its intention to enter the Premises, and (b) use reasonable efforts to avoid thereby interfering more than is reasonably necessary with the Tenant's use and enjoyment thereof.

Section 8.     FIRE AND OTHER CASUALTIES.

        8.1.   General.  If the Premises are damaged by fire or other casualty
               -------
during the Term,

               8.1.1. the Landlord shall restore the Premises with reasonable promptness (taking into account the time required by the Landlord to effect a settlement with, and to procure any insurance proceeds from, any insurer against such casualty, but in any event within one hundred fifty (150) days after the date of such casualty) to substantially their condition immediately before such casualty, and may temporarily enter and possess any or all of the Premises for such purpose (provided, that the Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture or other property owned, installed or made by the Tenant), but

               8.1.2. the times for commencement and completion of any such restoration shall be extended for the period (not longer than sixty (60) days) of any delay occasioned by the Landlord in doing so arising out of any of the causes enumerated in the provisions of subsection 5.1. If the Landlord undertakes to restore the Premises and such restoration is not accomplished within the said period of one hundred fifty (150) days plus the period of any extension thereof, as aforesaid, the Tenant may terminate this Lease by giving written notice thereof to the Landlord within thirty (30) days after the expiration of such period, as so extended; and

               8.1.3. so long as the Tenant is deprived of the use of any or all of the Premises on account of such casualty, the Base Rent and any Additional Rent payable under the provisions of subsection 2.2 shall be abated in proportion to the number of square feet of the Premises rendered substantially unfit for occupancy by such casualty, unless, because of any such damage, the undamaged portion of the Premises is made materially unsuitable for use by the Tenant for the purposes set forth in the provisions of Section 3, in which event the Base Rent and any such Additional Rent shall be abated entirely during such period of deprivation.

        8.2    Substantial Destruction.  Anything contained in the foregoing
               -----------------------
provisions of this Section to the contrary not withstanding.

               8.2.1. if during the Term the Building is so damaged by fire or other casualty that (a) either the Premises or (whether or not the Premises are damaged) the Building is rendered substantially unfit for occupancy, as reasonably determined by the Landlord, or (b) the Building is damaged to the extent that the Landlord reasonably elects to demolish the Building, or if any Mortgages requires that any or all of such insurance proceeds be used to retire any or all of the debt secured by its Mortgage, then in any such case the Landlord may elect to terminate this Lease as of the date of such casualty, by giving written notice thereof to the Tenant within thirty (30) days after such date; and

               8.2.2. in such event, (a) the Tenant shall pay to the Landlord the Base Rent and any Additional Rent payable by the Tenant hereunder and accrued through the date of such termination, (b) the Landlord shall repay to the Tenant any and all prepaid Rent for periods beyond such termination, and (c) the Landlord may enter upon and repossess the Premises without further notice.

        8.3.   Tenant's Negligence. Anything contained in any provision of this
               -------------------
Lease to the contrary notwithstanding, if any such damage to the Premises, the Building or both are caused by or result from the negligent or intentionally tortious act or omission of the Tenant, those claiming under the Tenant or any of their respective officers, employees, agents or invitees.

               8.3.1. the Rent shall not be suspended or apportioned as aforesaid, and

               8.3.2. except if and to the extent that the Tenant is released from liability therefore pursuant to the provisions of subsection 4.4. the Tenant shall pay to the Landlord upon demand, as Additional Rent, the cost of
(a) any repairs and restoration made or to be made as a result of such damage, or (b) (if the Landlord elects not to restore the Building) any damage or loss which the Landlord incurs as a result of such damage.

Section 9.     CONDEMNATION.

        9.1.   Rights to Award.
               ---------------

               9.1.1. If any or all of the Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is hereinafter referred to as a "Condemnation"), the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or as consideration for such conveyance, without deduction therefrom for any leasehold or other estate held by the Tenant under this Lease.

               9.1.2. The Tenant hereby (a) assigns to the Landlord all of the Tenant's right, title and interest, if any, in and to any such award; (b) waives any right which it may otherwise have in connection with such Condemnation, against the Landlord or such condemning authority, to any payment for (i) the value of the then unexpired portion of the Term, (ii) leasehold damages, and
(iii) any damage to or diminution of the value of the Tenant's leasehold interest hereunder or any portion of the Premises not covered by such Condemnation; and (c) agrees to execute any and all further documents which may be required to facilitate the Landlord's collection of any and all such awards.

               9.1.3. Subject to the operation and effect of the foregoing provisions of this Section, the Tenant may seek, in a separate proceeding, a separate award on account of any damages or costs incurred by the Tenant as a result of such Condemnation, so long as such separate award in no way diminishes any award or payment which the Landlord would otherwise receive as a result of such Condemnation.

        9.2.   Effect of Condemnation.
               ----------------------

               9.2.1. If (a) all of the Premises are covered by a Condemnation, or (b) any part of the Premises is covered by a Condemnation and the remainder thereof is insufficient for the reasonable operation therein of the Tenant's business, or (c) any of the Building is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, or (d) any of the rest of the Property is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to continue to operate the remainder of the Property thereafter, then, in any such event, the Term shall terminate on the date on which possession of so much of the Premises, the Building or the rest of the Property, as the case may be, as is covered by such Condemnation is taken by the condemning authority thereunder, and all Rent (including, by way of example rather than of limitation, any Additional Rent payable under the provisions of subsection 2.2), taxes and other charges payable hereunder shall be apportioned and paid to such date.

               9.2.2. If there is a Condemnation and the Term does not terminate pursuant to the foregoing provisions of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent shall be reduced in proportion to the square footage of floor area, if any, of the Premises covered by such Condemnation.

        9.3. If there is a Condemnation, the Landlord shall have no liability to the Tenant on account of any (a) interruption of the Tenant's business upon the Premises, (b) diminution in the Tenant's ability to use the Premises, or (c) other injury or damage sustained by the Tenant as a result of such Condemnation.

        9.4. Except for any separate proceeding brought by the Tenant under the provisions of paragraph 9.1.3, the Landlord shall be entitled to conduct any such condemnation proceeding and any settlement thereof free of interference from the Tenant, and the Tenant hereby waives any right which it otherwise has to participate therein.

Section 10.    ASSIGNMENT AND SUBLETTING.

        10.1 The Tenant hereby acknowledges that the Landlord has entered into this Lease because of the Tenant's financial strength, good will, ability and expertise and that, accordingly, this Lease is one which is personal to the Tenant, and agrees for itself and its successors and assigns in interest hereunder that it will not (a) assign any of its rights under this Lease, or (b) make or permit any total or partial sale, lease, sublease, assignment, conveyance, license, mortgage, pledge, encumbrance or other transfer of any or all of the Premises or the occupancy or use thereof (each of which is hereinafter referred to as a "Transfer"), without first obtaining the Landlord's written consent thereto (which consent may be given or withheld in the Landlord's sole discretion and, if given, shall not constitute a consent to any subsequent such Transfer, whether by the person hereinabove named as "the Tenant" or by any such transferee). The Landlord shall be entitled, at its sole discretion, to condition any such consent upon the entry by such person into an agreement with (and in form and substance satisfactory to) the Landlord, by which it assumes all of the Tenant's obligations hereunder. Any person to whom any Transfer is attempted without such consent shall have no claim, right or remedy whatsoever hereunder against the Landlord, and the Landlord shall have no duty to recognize any person claiming under or through the same. No such action taken with or without the Landlord's consent shall in any way relieve or release the Tenant from Liability for the timely performances of all of the Tenant's obligations hereunder.

        10.2. Anything contained in the foregoing provisions of this Section to the contrary notwithstanding, neither the Tenant nor any other person having an interest in the possession, use or occupancy of the Premises or any other portion of the Property shall enter into any lease, sublease, license, concession or other agreement for the possession, use or occupancy of space in the Premises or any other portion of the Property which provides for any rental or other payment for such use, occupancy or utilization based in whole or in part upon the net income or profits derived by any person from the space in the Premises or other portion of the Property so leased, used or occupied (other than any amount based on a fixed percentage or percentages of receipts or sales).

Section 11.    RULES AND REGULATIONS.

        The Landlord shall have the right to prescribe, at its sole discretion, reasonable rules and regulations (hereinafter referred to as "the Rules and Regulations") having uniform applicability to all tenants of the Building (subject to the provisions of their respective leases) and governing their use and enjoyment of the Building and the remainder of the Property; provided, that the Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises, in accordance with the provisions of this Lease, for the purpose enumerated in the provisions of Section 3. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit C.

Section 12.    SUBORDINATION; ATTORNMENT AND NON-DISTURBANCE.

        12.1.  Subordination. This Lease shall be subject and subordinate to the
               -------------
lien, operation and effect of each first mortgage, first deed of trust, ground lease and/or other, similar instrument of encumbrance heretofore or hereafter covering any or all of the Premises or the remainder of the Property (and each renewal, modification, consolidation, replacement or extension thereof), (each of which is herein referred to as a "Mortgage"), all automatically and without the necessity of any action by either party hereto.

        12.2.  Attornment and Non-disturbance.  The Tenant shall, promptly at
               ------------------------------
the request of the Landlord or the holder of any first Mortgage (herein referred to as "Mortgagee"), execute, enseal, acknowledge and deliver such further instrument or instruments

               12.2.1. evidencing such subordination as the Landlord or such Mortgagee deems necessary or desirable, and

               12.2.2. (at such Mortgagee's request) attorning to such Mortgagee, provided that such Mortgagee agrees with the Tenant that such Mortgagee will, in the event of a foreclosure of any such mortgage or deed of trust (or termination of any such ground lease) take no action to interfere with the Tenant's rights hereunder, except on the occurrence of an Event of Default.

        12.3. Anything contained in the provisions of this Section to the contrary notwithstanding, any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective date of execution, delivery and/or recordation among the Land Records of the said County, and thereafter such Mortgagee shall have the same rights as to this Lease as it would have had, were this Lease executed and delivered before the execution of such Mortgage.

Section 13.    DEFAULT.

        13.1.  Definition:  As used in the provisions of this Lease, each of the
               ----------
following events shall constitute, and is hereinafter referred to as, an "Event of Default".

               13.1.1. If the Tenant fails to (a) pay any Rent or any other sum which it is obligated to pay by any provision of this Lease, when and as due and payable hereunder and without demand therefor, or (b) perform any of its other obligations under the provisions of this Lease; or

               13.1.2. if the Tenant (a) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (b ) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (c) makes an assignment for the benefit of its creditors, (d) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, (e) performs any other act of bankruptcy, or (f) files an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding; or

               13.1.3. if (a) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or an insolvent, approving a petition seeking such a reorganization, or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (b) there otherwise commences as to the Tenant or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or similar law, and if such order, judgment, decree or proceeding continues unstayed for more than sixty (60) consecutive days after any stay thereof expires; or

               13.1.4. if the Tenant fails to occupy and assume possession of the Premises within fifteen (15) days after the Commencement Date.

        13.2.  Notice to Tenant; Grace Period.  Anything contained in the
               ------------------------------
provisions of this Section to the contrary not withstanding, on the occurrence of an Event of Default the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until

               13.2.1. the Landlord has given written notice thereof to the Tenant, and

               13.2.2. the Tenant has failed, (a) if such Event of Default consists of a failure to pay money, within five (5) days thereafter to pay all of such money, or (b) if such Event of Default consists of something other than a failure to pay money, within thirty (30) days thereafter actively, diligently and in good faith to begin to cure such Event of Default and to continue thereafter to do until it is fully cured; provided, that

               13.2.3. no such notice shall be required, and the Tenant shall be entitled to no such grace period, (a) in any emergency situation in which the Landlord acts to cure such Event of Default pursuant to the provisions of paragraph 13.3.5; or (b) more than twice during any twelve (12) month period, or
(c) if the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the Premises for the purpose set forth in the provisions of Section 3, or (d) in the case of any Event of Default enumerated in the provisions of paragraphs 13.1.2. or 13.1.3.

        13.3.  Landlord's Rights on Event of Default. On the occurrence of any
               -------------------------------------
Event of Default, the Landlord may (subject to the operation and effect of the provisions of subsection 13.2) take any or all of the following actions:

               13.3.1. re-enter and repossess the Premises and any and all improvements thereon and additions thereto provided such entrance is in a manner consistent with applicable law.

               13.3.2. declare the entire balance of the Rent for the remainder of the Term to be due and payable, and collect such balance plus reasonable costs of reletting the Premises and minus the rental income occurring during the Tenant's lease term that Landlord reasonably expects to achieve by reletting the Premises in any manner not inconsistent with applicable law;

               13.3.3. terminate this Lease;

               13.3.4. relet any or all of the Premises for the Tenant's account for any or all of the remainder of the Term as hereinabove defined, or for a period exceeding such remainder, in which event the Tenant shall pay to the Landlord, at the times and in the manner specified by the provisions of Section 2, the Base Rent and any Additional Rent accruing during such remainder, less any monies received by the Landlord, with respect to such remainder, from such reletting, as well as the cost to the Landlord of any attorneys' fees or of any repairs or other action (including those taken in exercising the Landlord's rights under any provision of this Lease) taken by the Landlord on account of such Event of Default;

               13.3.5. cure such Event of Default in any other manner (after giving the Tenant written notice of the Landlord's intention to do so except as provided in paragraph 13.2.3), in which event the Tenant shall reimburse the Landlord for all expenses incurred by the Landlord in doing so, plus interest thereon at a lesser of the rate of twenty percent (20%) per annum or the highest rate then permitted on account thereof by applicable law, which expenses and interest shall be Additional Rent and shall be payable by the Tenant immediately on demand therefor by the Landlord and/or

               13.3.6. pursue any combination of such remedies and/or any other remedy available to the Landlord on account of such Event of Default under applicable law.

        13.5.  No Waiver. No action taken by the Landlord under the provisions
               ---------
of this Section shall operate as a waiver of any right which the Landlord would otherwise have against the Tenant for the Rent hereby reserved or otherwise, and the Tenant shall remain responsible to the Landlord for any loss and/or damage suffered by the Landlord by reason of any Event of Default.

        13.6.  Default by Landlord. If the Landlord violates any of its
               -------------------
obligations under the provisions of this Lease, the Tenant may (subject to the operation and effect of the provisions of paragraph 2.3.3) exercise any right or remedy which it holds on account thereof hereunder, at law or in equity; provided, that if any or all of the Premises is then subject to any first Mortgage, the Tenant shall not exercise any of its rights or remedies on account thereof unless and until it has given written notice of its intention to do so, by certified or registered mail, return receipt requested, to the Mortgagee under such first Mortgage, specifying therein the nature of such default in reasonable detail, and unless such Mortgagee has not cured such default on the Landlord's behalf within thirty (30) days after such notice is given.

Section 14.    ESTOPPEL CERTIFICATE.

        The Tenant shall from time to time, within five (5) days after being requested to do so by the Landlord or any Mortgagee, execute, enseal, acknowledge and deliver to the Landlord (or, at the Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the Premises, the Property, any interest therein or any of the Landlord's rights under this Lease) an instrument in recordable form,

        14.1. certifying (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid; (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder; (d) that the Tenant has accepted possession of the Premises, and the date on which the Term commenced; (e) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by the Landlord or such other addressee; and

        14.2. acknowledging and agreeing that any statement contained in such certificate may be relied upon by the Landlord and any such other addressee.


Section 15.    QUIET ENJOYMENT.

        The Landlord hereby covenants that the Tenant, on paying the Rent and performing the covenants set forth herein, shall peaceably and quietly hold and enjoy, throughout the Term, (a) the Premises, and (b) such rights as the Tenant may hold hereunder with respect to the remainder of the Property.

Section 16.    NOTICES.

        Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be (a) given in writing, and (b) deemed to have been given (i) forty-eight (48) hours after being sent as certified or registered mail in the United States mails, postage prepaid, return receipt requested, to the address of such party set forth hereinabove or to such other address in the United States of America as such party may designate from time to time by notice to the other, or (ii) (if such party's receipt thereof is acknowledged in writing) upon its hand or other delivery to such party.

Section 17.    GENERAL.

        17.1.  Effectiveness.  This Lease shall become effective upon and only
               -------------
upon its execution and delivery by each party hereto.

        17.2.  Complete Understanding.  This Lease represents the complete
               ----------------------
understanding between the parties hereto as to the subject matter hereof, and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as to the same.

        17.3.  Amendment.  This Lease may be amended by and only by an
               ---------
instrument executed and delivered by each party hereto.

        17.4.  Applicable Law. This Lease shall be given effect and construed by
               --------------
application of the law of Maryland, and any action or proceeding arising hereunder shall be brought in the courts of Maryland; provided, that if such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the District of Maryland.

        17.5.  Waiver. The Landlord shall not be deemed to have waived the
               ------
exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and no delay or omission by the Landlord in exercising any such right shall be deemed to be a waiver of its future exercise). No such waiver as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

        17.6.  Time of Essence.  Time shall be of the essence of this Lease.
               ---------------

        17.7.  Headings. The headings of the Sections, subsections, paragraphs
               --------
and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

        17.8.  Construction.   As used herein,
               ------------

               17.8.1. the term "person" means a natural person, a trustee, a corporation, a partnership and any other form of legal entity; and

               17.8.2. all references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (c) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Lease.

        17.9.  Exhibits.  Each  writing or plat  referred to herein as being
               --------
attached hereto as an exhibit or otherwise designated herein as an exhibit hereto is hereby made a part hereof.

        17.10. Severability. No determination by any court, governmental body or
               ------------
otherwise that any provision of his Lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

        17.11. Definition of "the Landlord".
               ----------------------------

               17.11.1 As used herein, the term "the Landlord" means the person hereinabove named as such, and its heirs, personal representatives, successors and assigns (each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had it originally signed this lease as the Landlord).

               17.11.2. No person holding the Landlord's interest hereunder (whether or not such person is named as "the Landlord" herein) shall have any liability hereunder after such person ceases to hold such interest, except for any such liability accruing while such person holds such interest.

               17.11.3. Neither the Landlord nor any principal of the Landlord, whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease. If the Landlord defaults in performing any of its obligations hereunder or otherwise, the Tenant shall look solely to the Landlord's equity, interest and rights in the Property to satisfy the Tenant's remedies on account thereof.

        17.12. Definition of "the Tenant". As used herein, the term "the Tenant"
               --------------------------
means each person hereinabove named as such and such person's heirs, personal representatives, successors and assigns, each of whom shall have the same obligations, liabilities, rights and privileges as it would have possessed had it originally executed this Lease as the Tenant; provided, that no such right or privilege shall inure to the benefit of any assignee of the Tenant, immediate or remote, unless the assignment to such assignee is made in accordance with the provisions of Section 10. Whenever two or more persons constitute the Tenant, all such persons shall be jointly and severally liable for performing the Tenant's obligations hereunder.

        17.13. Commissions. Each party hereto hereby represents and warrants to
               -----------
the other that, in connection with the leasing of the Premises hereunder, the party so representing and warranting has not dealt with any real estate broker, agent or finder, and there is no commission, charge or other compensation due on account thereof. Each party hereto shall indemnify and hold harmless the other against and from any inaccuracy in such party's representation except McShea and Co.

        17.14. Recordation. This Lease may not be recorded among the Land
               -----------
Records of the said County or among any other public records, without the Landlord's prior express, written consent thereto, and any attempt by the Tenant to do so without having obtained the Landlord's consent thereto shall constitute an Event of Default hereunder. If this Lease is recorded by either party hereto, such party shall bear the full expense of any transfer, documentary stamp or other tax, and any recording fee, assessed in connection with such recordation; provided, that if under applicable Maryland or other law the recordation of this Lease hereafter becomes necessary in order for this Lease to be or remain effective, the Tenant shall bear the full expense of any and all such taxes and fees incurred in connection therewith.

        17.15. Approval by Mortgagees. Anything contained in the provisions of
               ----------------------
this Lease to the contrary notwithstanding, the Landlord shall be entitled at any time hereafter but before the Landlord delivers possession of the Premises to the Tenant hereunder, to terminate this Lease by giving written notice thereof to the Tenant, if any Mortgagee fails to approve this Lease for purposes of the provisions of its Mortgage, and in the manner set forth therein.

        IN WITNESS WHEREOF, each party hereto has executed and ensealed this Lease or caused it to be executed and ensealed on its behalf by its duly authorized representatives, the day and year first above written.

WITNESS                                   ROCKVILLE OFFICE/INDUSTRIAL ASSOCIATES

        Not legible                     By: /s/ Donald G. Taylor          (SEAL)
-----------------------------------         --------------------
                                                     The Landlord

WITNESS or ATTEST:                      COMTEQ FEDERAL, INC.
                                        -------------------



  /s/ Deborah M. Kearnes                By: /s/ Scott Shulman             (SEAL)
-----------------------------------         -----------------
                                                    The Tenant

                               AGREEMENT OF LEASE

                                 by and between

                    ROCKVILLE OFFICE / INDUSTRIAL ASSOCIATES

                                       and

                              COMTEQ FEDERAL, INC.


        1. Insert the following language at the end of Paragraph 2 of the Lease Agreement:

        "Tenant acknowledges that it has inspected and accepts the Premises, and specifically the Building and improvements comprising the same in their present condition as suitable for the purpose for which the Premises are leased. Execution of the Lease by Tenant shall be deemed conclusively to establish that said Building and other improvements are in good and satisfactory condition as of when the execution was made. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, removal or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease. If this Lease is executed before the Premises become vacant or otherwise occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises prior to the date above recited as to the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession which date shall henceforth be deemed the "Commencement Date"; and Landlord hereby waives payment of rent covering any period prior to tendering of possession to Tenant hereunder; and the term shall commence on the new Commencement Date as if it were the original commencement date. If, however, Landlord cannot acquire possession of the Premises and tender possession thereof to the Tenant by March 1, 1994, the Tenant shall be entitled at any time thereafter to Terminate this Lease by giving written notice thereof to the Landlord; and further provided, that if the term has not commenced by April 1, 1994, this Lease shall automatically terminate. If this Lease is terminated pursuant to the foregoing provisions of this paragraph, neither party hereto shall have any liability hereunder to the other on account thereof.

        2.     Waiver of Trail by Jury. Landlord and Tenant hereby waive trial
               -----------------------
by jury in any action, proceeding or counterclaim involving any matter whatsoever arising out of, or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Lease Premise, and/or any claim of injury or damage.

        3.     Hazards Waste. The term "Hazardous Substances", as used in this
               -------------
Lease shall mean pollutants, contaminants, toxic or hazardous waste, or any other substances, the use and/or removal of which is restricted, regulated, prohibited or penalized by any "Environmental Law" which term shall mean any federal, state or local law, ordinance, or other statute of a governmental or quasi-governmental authority. Tenant hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; (ii) the premises will not be used in any manner for the storage of any Hazardous Substance except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials:) provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and provided that such storage and location are approved in advance in writing by Landlord; (iii) Tenant will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Landlord or Landlord's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use of disposal of Permitted Materials to insure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the term of the Lease, the premises is found to be so contaminated or subject to said conditions, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost, and Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Tenant. Landlord shall also have the right to immediately terminate this Lease and dispossess Tenant should Tenant fail to properly discharge its responsibilities of Tenant under this Section shall survive the termination or expiration of this Lease. As of the date hereof, the Landlord represents that it has not been informed by any governmental agency that the property is in violation of any environmental law.

        4.     Improvements to the Premises.  Landlord, at Landlord's sole cost
               ----------------------------
and expense, will complete the following improvements to the Premises prior to the Commencement Date:

               .  Shampoo the carpet
               .  Clean and wax tile areas
               . Paint the Premises with one (1) coat of Duran (or equivalent latex paint to match existing color
               . Provide new vinyl base along demising wall as shown in Exhibit B, herein.
               . Remove approximately 20 linear feet of existing 1/2 wall as shown crosshatched in Exhibit B.
               .  Patch carpeting in areas effected by removal of 1/2 wall.
               .  Replace damaged or stained ceiling tiles and window blinds.

        Otherwise, the Premises will be delivered "AS IS" and in the configuration as shown in Exhibit B. All other improvements to the Premises shall be made at Tenant's sole cost and expense and under the terms of this Lease.

        5.     Rental Abatement.  Notwithstanding the foregoing, upon
               -----------------
substantial completion of above improvements to the Premises as required by the provisions of the Lease, the term shall begin as provided therein, but the rent shall be waived for 14 days thereafter.

                               AGREEMENT OF LEASE

                                 by and between

                    ROCKVILLE OFFICE / INDUSTRIAL ASSOCIATES

                                       and

                              COMTEQ FEDERAL, INC.


                                    EXHIBIT C

                          Current Rules and Regulations

        1. The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed by the Tenant and used by the Tenant for any purpose other than ingress and egress from and to the Tenant's offices. The Landlord shall in all cases retain the right to control or prevent access thereto by any person whose presence, in the Landlord's judgment, would be prejudicial to the safety, peace, character or reputation of the building or of any tenant of the Property.

        2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by the Tenant for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by the Tenant, or left by the Tenant in the lobbies, passages, elevators or stairways of the Building.

        3. No skylight, window, door or transom of the Building shall be covered or obstructed by the Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in an window space, except as approved in writing by the Landlord. If the Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, the Tenant shall not remove it without first obtaining the Landlord's written consent thereto.

        4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the Premises which may be seen from outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by the Landlord. Names on suite entrances shall be provided by and only by the Landlord and at the Tenant's expense, using in each instance lettering of a design and in a form consistent with the other lettering in the Building, and first approved in writing by the Landlord. The Tenant shall/will not erect any stand, booth or showcase or other article or matter in or upon the Premises and/or the Building without first obtaining the Landlord's written consent thereto.

        5. The Tenant shall not place any additional lock upon any door within the Premises or elsewhere upon the Property, and shall surrender all keys for all such locks at the end of the Term. The Landlord shall provide the Tenant with one set of keys to the Premises when the Tenant assumes possession thereof.

        6. The delivery of towels, ice, water, food, beverages, newspapers and other supplies, equipment and furniture will be permitted only under the Landlord's direction and control.

        7. The Tenant shall not do or permit to be done anything which obstructs or interferes with the rights of any other Tenant of the Property. The Tenant shall not keep anywhere within the Property any matter having an offensive odor, or any kerosene, gasoline, benzine, camphene, fuel or other explosive or highly flammable material. No bird, fish or other animal shall be brought into or kept in or about the Premises.

        8. So that the Premises may be kept in a good state of preservation and cleanliness, the Tenant shall, while in possession of the Premises, permit only the Landlord's employees and contractors to clean the Premises unless prior thereto the Landlord otherwise consents in writing. The Landlord shall not be responsible to the Tenant for any damage done to any furniture or other property of the Tenant or any other person caused by any of the Landlord's employees or any other person, for any loss sustained by any of the Tenant's employees, or for any loss of property of any kind in or from the Premises, however occurring with the exception of instances where such damage is a result of Landlord's gross negligence or willful misconduct. The Tenant shall see each day that the windows are closed and the doors securely locked before leaving the Premises, and that all lights and standard office equipment within the Premises are turned off.

        9. If the Tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within the Premises, the Landlord shall direct where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. The Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Building or the Premises, (b) to require the changing of wiring connections or layout at the Tenant's expense, to the extent that the Landlord may deem necessary, (c) to require compliance with such reasonable rules as the Landlord may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately to cut wiring or do whatever else it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building. Each wire installed by the Tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by the Landlord, with the number of the office to which such wire leads and the purpose for which it is used, together with the name of the Tenant or other concern, if any, operating or using it.

        10. A director will be provided by the Landlord on the ground floor of the Building, on which the Tenant's name may be placed.

        11. No furniture, package, equipment, supplies or merchandise may be received in the Building, or carried up or down in the elevators or stairways, except during such hours as are designated for such purpose of the Landlord, and only after the Tenant gives notice thereof to the Landlord. The Landlord shall have the exclusive right to prescribe the method and manner in which any of the same is brought into or taken out of the Building, and the right to exclude from the Building any heavy furniture, safe or other article which may create a hazard and to require it to be located at a designated place in the Premises. The Tenant shall not place any weight anywhere beyond the safe carrying capacity of the Building. The cost of repairing any damage to the Building or any other part of the Property caused by taking any of the same in or out of the Premises, or any damage caused while it is in the Premises or the rest of the Building, shall be borne by the Tenant.

        12. Without the Landlord's prior written consent, (a) nothing shall be fastened to (and no hole shall be drilled, or nail or screw driven into) any wall or partition with the exception of pictures, posters, etc., (b) no wall, or partition shall be painted, papered or otherwise covered or moved in any way or marked or broken, (c) no connection shall be made to any electrical wire for running any fan, motor or other apparatus, device or equipment, (d) no machinery of any kind of other than customary small business machinery shall be allowed in the Premises, (e) no switchboard or telephone wiring or equipment shall be placed anywhere other than where designated by the Landlord, and (f) no mechanic shall be allowed to work in or about the Building other than one employed by the Landlord.

        13. The Tenant shall have access to the Premises at all times. The Landlord shall in no event be responsible for admitting or excluding any person from the Premises. In case of invasion, hostile attack, insurrection, mob violence, riot, public excitement or other commotion, explosion, fire or any casualty, the Landlord shall have the right to bar or limit access to the Building to protect the safety of occupants of the Property, or any property within the Property.

        14. The Landlord shall have the right to rescind, suspend or modify the Rules and Regulations and to promulgate such other Rules or Regulations as, in the Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building, or for the preservation of good order therein. Upon the Tenant's having been given notice of the taking of any such action, the Rules and Regulations as so rescinded, suspended, modified or promulgated shall have the same force and effect as if in effect at the time at which the Tenant's lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provision of such lease).

        15. The use of any room within the Building as sleeping quarters is strictly prohibited at all times.

        16. The Tenant shall keep the windows and doors of the Premises (including those opening on corridors and all doors between rooms entitled to receive heating or air conditioning service and rooms not entitled to receive such service), closed while the heating or air conditioning system is operating, in order to minimize the energy used by, and to conserve the effectiveness of, such systems. The Tenant shall comply with all reasonable Rules and Regulations from time to time promulgated by the Landlord with respect to such systems or their use.

        17. Nothing in these Rules and Regulations shall give any Tenant any right or claim against the Landlord or any other person if the Landlord does not enforce any of them against any other tenant or person (whether or not the Landlord has the right to enforce them against such tenant or person), and no such nonenforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to the Tenant or any other tenant or person.

                          LANDLORD'S LIEN SUBORDINATION

THE STATE OF MARYLAND


                                                 KNOW ALL MEN BY THESE PRESENTS:


COUNTY OF MONTGOMERY


        THIS SUBORDINATION AGREEMENT (herein the "Agreement") is made as of

___________________________________, ____________  by and between ROCKVILLE

OFFICE/INDUSTRIAL ASSOCIATES, a Limited Partnership (herein "Landlord:) and IBM

Credit Corporation (herein "Secured Party"), and COMTEQ FEDERAL, INC. (herein

"Tenant").

        WHEREAS, Landlord and Tenant have executed that certain lease agreement dated December 14, 1993, a copy of which is attached as Exhibit "A" (herein the "Lease"), for the premises located at 7503 Standish Place, Rockville, Maryland 20855 and more particularly described therein (herein the "Leased Premises");

        WHEREAS, Tenant has granted security interests in all of its present and future accounts, inventory, documents, instruments, general intangibles, chattel paper and proceeds thereof (all of the foregoing herein called the "Property") to Secured Party to secure payment of any and all indebtedness, obligations and liabilities of Tenant to Secured Party, now existing or hereafter arising, of whatever kind (herein, the "Debt"); and

        WHEREAS, all or part of the Property has been or will be stored or installed in the Leased Premises;

        NOW, THEREFORE, for and in consideration of the mutual promises contained herein and the Secured Party's reliance upon the afore described security interest, the receipt and sufficiency of which are hereby acknowledged by the Landlord and the Secured Party, it is hereby agreed by the Landlord and the Secured Party as follows:

        1. Landlord subordinates any and all liens, claims, security interests, rights and other encumbrances, contractual, consensual, express, implied, statutory or otherwise, the Landlord may now or hereafter have to the Property by virtue of any tenancy or lease agreement as well as any and all amendments thereto, whether arising by operation of law or equity or otherwise, to the security interest and/or other interests of the Secured Party in the Property.

        2. The Secured Party is expressly authorized to enter upon the Leased Premises between the hours of 8:30 a.m. and 5:30 p.m., Monday through Friday, to remove the Property therefrom one (1) day after written notice of such intended entry and removal is given to Landlord. Landlord agrees to provide Secured Party sufficient access to and from the Leased Premises for the removal of the Property. Landlord or Landlord's agent must be present when removal of the Property is being accomplished. Notwithstanding the foregoing, in the event of Tenant's default under its Lease Agreement, Secured Party has the right to cure the same or to remove the Property to which it has any claim within fifteen (15) days of the sending of a written notice form Landlord to remove the Property. If Secured Party does not remove the Property with that time, and should Landlord elect to remove the Property and store the same, such failure shall not impair Secured Party's rights hereunder, but Landlord may remove the Property and store it, subject to the terms of the Lease, and if such removal and storage is permitted thereunder, then the cost thereof shall be borne (subject to the provisions of Section 8 hereof) by Tenant.

        3. Nothing herein contained shall release the Secured Party from, and the Secured Party expressly agrees to be responsible for, the reasonable cost of any repairs as a result of the Secured Party's entry of the Leased Premises and removal of the Property. Secured Party shall reimburse the Landlord for the amount of any such repairs following notice of such repairs from the Landlord.

        4. Secured Party, Landlord and Tenant agree that the subordination of Landlord's right described herein (a) shall terminate upon payment in full of the Debt (b) shall extend to any extensions or renewals of the same and (c) is intended to include subordination of, and shall subordinate Landlord's rights with respect to, any mechanic's liens, which may be placed upon the Leased Premises due to any alterations, modifications, improvements or other work at or upon the Leased Premises by Tenant, or its employees, agents, contractors or materialmen.

        5. Failure to remove the Property as described in paragraph 2 above shall not render this Agreement null or void. Nothing in this Agreement shall entitle the Secured Party to occupy the Leased Premises for or during any time in which the Tenant is not entitled to occupy the Leased Premises pursuant to the Lease, unless Secured Party has cured any default. Landlord agrees not to sell or otherwise dispose of the Property (other than to store the Property, if Landlord so chooses) for so long as Secured Party shall have a security interest or other claim in the Property without first giving Secured Party at least 15 days notice of its intention to do so, and, in the event of any sale or disposition by Landlord following any such notice, the title transferred by Landlord pursuant to such sale shall be and remain subject to the superior lien of Secured Party. Secured Party shall have right of entry in all storage areas, upon prior notice to Landlord and Landlord shall notify Secured Party of the location of storage. Landlord and Secured Party shall be present for removal from storage of any of the Property.

        6. Any notice pursuant to this Agreement shall be deemed to have been given, when received at the following addresses:

             SECURED PARTY:             IBM Credit Corp.
                                        2707 West Butterfield Road
                                        Suite 205
                                        Oak Brook, Illinois 60521
                                        Attn: Credit Manager

             LANDLORD:                  Rockville/Office Industrial Associates
                                        c/o Trammell Crow NE, Inc.
                                        7529 Standish Place
                                        Suite 115
                                        Rockville, Maryland 20855

        7. In the event Secured Party conducts a foreclosure sale on the Property and purchases the Property at such foreclosure sale, Secured Party shall, if the Property has not previously been removed by Secured Party, either (i) remove the Property from the Premises (or, if the Property has been moved by Landlord, from the storage area) within 15 days after the date of such sale, or (ii) pay Landlord rental for the occupation of such space, on a month to month basis, until the Property has been removed by Secured Party, at the then existing monthly rental rate for the Premises under the Lease (or any arm's length extension thereof executed without other consideration); provided, however, that Secured Party shall not be
                             -----------------
             liable for
             any such rental for any period during which Secured Party is prohibited from removing the Property by act or omission of Landlord, any bankruptcy stay, injunction, restraining order or other judicial process or any other reason beyond Secured Party's control.

        8. Landlord hereby certifies that Tenant is not, and within the last 30 days has not been, in default under the terms of any agreement with Landlord with respect to the rental of the Leased Premises.

        9. The undersigned certifies that he has the authority and power to execute this agreement and bind the Landlord to the agreements herein contained and that the Landlord has not assigned or granted a security interest in the rights subordinated herein to any other person.

This Agreement shall be binding upon and inure to the benefit of heirs, representatives, successors and assigns of the Landlord and the Secured Party. The Landlord shall notify any purchaser of the Leased Premises and any subsequent mortgagee or other encumbrance holder of the existence of this Agreement as is appropriate in the circumstances.

SECURED PARTY:                               TENANT:

IBM CREDIT CORPORATION                       COMTEQ FEDERAL, INC.



By:  Not legible                             By: /s/ Gary Sorkin
     --------------------------------            -------------------------------
_____________________________________

Title: A.O.M.                                Title: President
       ------------------------------               ----------------------------




                                             LANDLORD:

                                             ROCKVILLE OFFICE/INDUSTRIAL
                                             ASSOCIATES

                                             By: /s/  Donald G. Taylor
                                                 --------------------------


                                             Title: Managing General Partner
                                                    ------------------------